                                                                   Exhibit 99.35

GE CAPITAL MORTGAGE SERVICES, INC.

AMENDED SERVICER'S CERTIFICATE

JANUARY 1997

REMIC Multi-Class Pass-Through Certificates

Series 1996-15

     Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a) Principal ....................................    $    156,949.54
          (b) Interest .....................................    $  1,726,752.55
          (c) Total ........................................    $  1,883,702.09

     2.   Aggregate Monthly Payments Received and Monthly
          Advances made this month:

          (a) Principal ....................................    $    156,949.54
          (b) Interest .....................................    $  1,682,290.62
          (c) Total ........................................    $  1,839,240.16

     3.   Aggregate Principal Prepayments in part received
          and applied in prior month: ......................    $     64,705.79

     4. Aggregate Principal Prepayments in full received in prior month:

          (a) Principal ....................................    $  2,719,108.48
          (b) Interest .....................................    $     11,756.95
          (c) Total ........................................    $  2,730,865.43

     5.   Aggregate Insurance Proceeds for prior month:

          (a) Principal ....................................    $          0.00
          (b) Interest .....................................    $          0.00
          (c) Total ........................................    $          0.00

     6.   Aggregate Liquidation Proceeds for prior month:


          (a) Principal ....................................    $          0.00
          (b) Interest .....................................    $          0.00
          (c) Total ........................................    $          0.00

     7.   Aggregate Purchase Prices for Defaulted and
          Modified Mortgage Loans:

          (a) Principal ....................................    $          0.00
          (b) Interest .....................................    $          0.00
          (c) Total ........................................    $          0.00

     8. Aggregate Purchase Prices (and substitution adjustments) for Defective Mortgage Loans:

          (a) Principal ....................................    $          0.00
          (b) Interest .....................................    $          0.00
          (c) Total ........................................    $          0.00

     9.   Pool Scheduled Principal Balance: ................    $244,938,417.31

     10.  Available Funds: .................................    $  4,634,811.38

     11.  Realized Losses for prior month: .................    $          0.00

     12.  Aggregate Realized Losses:

          (a) Deficient Valuations: ........................    $          0.00
          (b) Special Hazard Losses: .......................    $          0.00
          (c) Fraud Losses: ................................    $          0.00
          (d) Excess Bankruptcy Losses: ....................    $          0.00
          (e) Excess Special Hazard Losses: ................    $          0.00
          (f) Excess Fraud Losses: .........................    $          0.00
          (g) Debt Service Reductions: .....................    $          0.00

     13.  Non-Credit Losses: ...............................    $          0.00

     14.  Compensating Interest Payment: ...................    $      2,761.40

     15.  Accrued Certificate Interest, Unpaid Class
          Interest Shortfalls and Pay-out Rate:

Class 15-A1 ..............  $     31,462.46   $          0.00        7.50000000%
Class 15-A2 ..............  $    274,757.08   $          0.00        7.55000000%
Class 15-A3 ..............  $    148,366.65   $          0.00        7.75000000%
Class 15-A4 ..............  $    340,922.26   $          0.00        7.00000000%
Class 15-A5 ..............  $    152,669.60   $          0.00        7.75000000%
Class 15-A6 ..............  $    135,053.46   $          0.00        6.35000000%
Class 15-A7 ..............  $     56,360.89   $          0.00        2.65000000%
Class 15-A8 ..............  $      9,027.11   $          0.00        7.75000000%
Class 15-A9 ..............  $          0.00   $          0.00        7.75000000%
Class 15-A10 .............  $     29,175.61   $          0.00        7.75000000%

Class 15-A11 .............  $     14,635.53   $          0.00        7.75000000%
Class 15-A12 .............  $     45,208.33   $          0.00        7.75000000%
Class 15-A13 .............  $    152,197.43   $          0.00        6.25000000%
Class 15-A14 .............  $     54,791.08   $          0.00        2.25000000%
Class 15-M ...............  $     28,323.65   $          0.00        7.75000000%
Class 15-B1 ..............  $     20,231.18   $          0.00        7.75000000%
Class 15-B2 ..............  $     20,231.18   $          0.00        7.75000000%
Class 15-B3 ..............  $      8,092.47   $          0.00        7.75000000%
Class 15-B4 ..............  $      4,855.48   $          0.00        7.75000000%
Class 15-B5 ..............  $      7,283.23   $          0.00        7.75000000%
Class 15-S ...............  $     95,945.58   $          0.00        0.49817006%
Class 15-R ...............  $          0.00   $          0.00        7.75000000%
Class 15-RL ..............  $          0.00   $          0.00        7.75000000%

     16.  Accrual Amount:

              Class 15-A9 ...............   $     64,457.31

     17.  Principal distributable:

Class 15-A1 ...   $     93,158.35             Class 15-A12 ..   $          0.00
Class 15-A2 ...   $          0.00             Class 15-A13 ..   $    779,132.69
Class 15-A3 ...   $          0.00             Class 15-PO ...   $        413.30
Class 15-A4 ...   $  1,558,265.41             Class 15-M ....   $      2,775.44
Class 15-A5 ...   $     14,959.94             Class 15-B1 ...   $      1,982.46
Class 15-A6 ...   $    486,111.31             Class 15-B2 ...   $      1,982.46
Class 15-A8 ...   $          0.00             Class 15-B3 ...   $        792.98
Class 15-A9 ...   $          0.00             Class 15-B4 ...   $        475.79
Class 15-A10 ..   $     64,457.31             Class 15-B5 ...   $        713.68
Class 15-A11 ..   $          0.00             Class 15-R ....   $          0.00
                                              Class 15-RL ...   $          0.00

     18.  Additional distributions to the Class 15-R
          Certificate

          pursuant to Section 4.01(b): .....................    $          0.00
          pursuant to Section 2.05(d): .....................    $          0.00

     20.  Certificate Interest Rate of:

              Class 15-A6 Certificates: .          6.350000%
              Class 15-A7 Certificates: .          2.650000%
              Class 15-A13 Certificates:           6.250000%
              Class 15-A14 Certificates:           2.250000%
              Class 1-S Certificates: ...          0.498170%

B.   Other Amounts:

     1.   Senior Percentage for such Distribution Date: ....          94.429800%

     2.   Senior Prepayment Percentage for such Distribution
          Date: ............................................         100.000000%


     3.   Junior Percentage for such Distribution Date: ....           5.570200%

     4.   Junior Prepayment Percentage for such Distribution
          Date: ............................................           0.000000%

     5.   Subordinate Certificate Writedown Amount for such
          Distribution Date: ...............................    $          0.00

     6.   Prepayment Distribution Triggers satisfied:

                                                   YES               NO

                       Class 15-B1........          X
                       Class 15-B2........          X
                       Class 15-B3........          X
                       Class 15-B4........          X
                       Class 15-B5........          X

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                     GE CAPITAL MORTGAGE SERVICES, INC.

                                     By: /s/ Karen Pickett
                                        ____________________________________
                                           Karen Pickett
                                           Vice-President,
                                           Investor Operations